UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Community Bank System, Inc. (the “Company”) held its Annual Shareholders Meeting in Verona, New York. At the Annual Meeting, the Company’s Shareholders (i) elected 12 directors, each for a one-year term, (ii) approved on an advisory basis the Company’s executive compensation as set forth in the proxy statement, (iii) approved on an advisory basis that the frequency of the executive compensation vote should be annual, and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

1.       The Company’s Shareholders elected 12 individuals to the Board to serve one-year terms, as set forth below:

Name of Director	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Brian R. Ace	38,745,326	2,419,330	212,499	4,687,533
Mark J. Bolus	40,162,462	803,530	411,163	4,687,533
Neil E. Fesette	39,415,090	1,748,212	213,853	4,687,533
Jeffery J. Knauss	39,451,658	1,641,221	284,276	4,687,533
Kerrie D. MacPherson	40,698,465	405,171	273,519	4,687,533
John Parente	40,576,604	366,864	433,687	4,687,533
Raymond C. Pecor, III	40,663,446	521,572	192,137	4,687,533
Susan E. Skerritt	40,554,120	610,811	212,224	4,687,533
Sally A. Steele	39,428,188	1,672,989	275,978	4,687,533
Eric E. Stickels	39,861,346	1,289,126	226,683	4,687,533
Mark E. Tryniski	40,632,526	354,163	390,466	4,687,533
John F. Whipple, Jr.	32,278,310	8,867,189	231,656	4,687,533

2.       The Company’s Shareholders approved, on a non-binding advisory basis, the Company’s executive compensation programs, as described in the proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
33,889,152	7,353,391	134,612	4,687,533

3.       A majority of the votes cast by the Company's Shareholders at the Annual Meeting voted, on a non-binding advisory basis, to hold future say-on-pay votes every year, as set forth below:

One Year	Two Years	Three Years	Abstain
39,722,376	114,528	1,305,618	234,633

Based on these results, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold an advisory vote on executive compensation every year.

4.       The Company’s Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, as set forth below:

For	Against	Abstain
45,353,575	580,384	130,729

Item 8.01	Other Events

On May 17, 2023, the Company issued a press release announcing the results of its Annual Meeting and the approval by the Board of a regular quarterly dividend of $0.44 per share payable on July 10, 2023, to Shareholders of record as of June 15, 2023.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 17, 2023
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ Michael N. Abdo
Name:	Michael N. Abdo
Title:	Executive Vice President and General Counsel

Dated: May 19, 2023

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 17, 2023

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

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